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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2003


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


            000-25677                                    51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 Burrard Street
                   Vancouver, British Columbia  V6C 3A6, Canada
                        (Address of Registrant's office)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)


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ITEM  5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

Cybernet Internet Services International, Inc. (the "Registrant") announces that on Friday, January 24, 2003, it made its semi-annual interest payment which was due January 2, 2003 for its 14% Senior Notes due 2009. Pursuant to the terms of the Senior Notes, the Registrant had 30 days to make the requisite payment, prior to it constituting an event of default.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     CYBERNET INTERNET SERVICES
                                                     INTERNATIONAL, INC.

                                                     /s/ Michael J. Smith
                                                     ---------------------------
                                                     Michael  J.  Smith
                                                     President


Date:   January  24,  2003